SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                December 20, 2002
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                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
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             (Exact name of Registrant as specified in its charter)



 Delaware                  0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



1999 Broadway, Suite 4300, Denver, CO                      80202
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(Address of principal executive offices)                 (Zip Code)


                                 (303) 296-5600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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             (Former name or address, if changed since last report)

Item 5:    Other Events

     On December 19, 2002 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant of organizational changes as part of its effort to lower its costs and bring them in line with reduced business levels.

Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits

           Item No.  Exhibit List
           --------  -----------------------------------------------------------

           99.1      Press Release dated December 19, 2002 issued by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              TITANIUM METALS CORPORATION
                                              (Registrant)


                                              By: /s/ Joan H. Prusse
                                                  ------------------------------
                                                 Joan H. Prusse
                                                 Vice President, General Counsel
                                                   and Secretary


Date: December 20, 2002

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE                                   Contact:
                                                        J. Landis Martin
Titanium Metals Corporation                             Chairman, President and
1999 Broadway, Suite 4300                               Chief Executive Officer
Denver, Colorado 80202                                  (303) 296-5637

                     TIMET ANNOUNCES ORGANIZATIONAL CHANGES

     DENVER, COLORADO . . . December 19, 2002 . . . Titanium Metals Corporation ("TIMET" or the "Company") (NYSE: TIE) announced organizational changes today as part of its effort to lower its costs and bring them in line with reduced business levels.

     Under the new structure, J. Landis Martin will remain as Chairman, President & CEO. Reporting to Mr. Martin will be Christian Leonhard who will become Chief Operating Officer (Europe). In this capacity, Mr. Leonhard will have operating responsibility for the Company's European production and sales operations, including TIMET UK, Ltd., TIMET Savoie, S.A. (France), Loterios, SpA (Italy), and TIMET Germany. Mr. Leonhard is presently Executive Vice President in charge of TIMET's manufacturing operations worldwide and has been with TIMET for 13 years. Mr. Leonhard will be returning to Europe from his assignment in Denver.

     Also reporting to Mr. Martin will be Robert E. Musgraves who will become Chief Operating Officer (North America). Mr. Musgraves assumes responsibility for TIMET's North American production and sales activities. Mr. Musgraves is presently Executive Vice President & General Counsel of TIMET and has been with TIMET for 12 years. Mr. Musgraves will continue to be headquartered in Denver.

     JoAnne A. Nadalin, currently Vice President & Corporate Controller, will assume the financial and accounting responsibilities previously performed by Mark A. Wallace, who has served as TIMET's Executive Vice President and Chief Financial Officer and is leaving TIMET at year end. Joan H. Prusse, currently Vice President, Deputy General Counsel and Secretary of TIMET, will assume the responsibilities previously held by Mr. Musgraves as General Counsel. Ms. Nadalin and Ms. Prusse will also report to Mr. Martin.

     Kurt Faller, President of TiMET Automotive, will continue in that role and will report to Mr. Martin. In addition, Michael G. Metz, Vice President of TIMET, will now report to Mr. Martin.

     Dr. Charles H. Entrekin, Jr., Executive Vice President--Commercial, will also be leaving TIMET at the end of the year. His current sales and marketing responsibilities will be assumed by Mr. Leonhard and Mr. Musgraves as part of their new operational roles.

     Commenting on the reorganization, Mr. Martin stated, "TIMET, along with the rest of the titanium industry, continues to suffer from the downturn in the economy generally, and the commercial aerospace business specifically, following the events of September 11, 2001. We do not expect to see any meaningful near-term recovery in the level of our business. Consequently, we continue to look at opportunities to reduce our costs during this difficult period."

     "Mark Wallace has worked at TIMET for over 10 years. His responsibilities have included key leadership roles in finance, accounting, information systems and strategic change. Mark was critical to the success of a number of our important corporate initiatives. The Company will miss Mark. We have benefited greatly from his able leadership and appreciate his many valuable contributions to TIMET."

     "Chuck Entrekin has been with TIMET since 1996 and with a predecessor company since 1983. Chuck has held a number of vital manufacturing and technical positions during his period with TIMET, and has successfully led TIMET's commercial efforts through a difficult period. Chuck has contributed significantly to TIMET over a number of years. We will miss Chuck as a colleague and wish him well in his future endeavors."

     "The steps we have taken today are a continuation of our effort to streamline our organization and further reduce our costs. In the next few months we will make further changes to bring the size of the company more into line with our expected levels of business for the foreseeable future. We will also continue to implement other cost savings opportunities throughout the company. While it is premature to put a firm number on potential savings at this juncture, it is our goal to achieve a savings level by mid-2003 equal to an annualized savings rate of at least $10 million."

     The statements in this press release relating to matters that are not historical facts are forward-looking statements that represent management's beliefs and assumptions based on currently available information. Forward-looking statements can be identified by the use of words such as "believes," "intends," "may," "will," "looks," "should," "could," "anticipates," "expects" or comparable terminology or by discussions of strategies or trends. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give any assurances that these expectations will prove to be correct. Such statements by their nature involve substantial risks and uncertainties that could significantly affect expected results. Actual future results could differ materially from those described in such forward-looking statements, and the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Among the factors that could cause actual results to differ materially are risks and uncertainties including, but not limited to, the cyclicality of the commercial aerospace industry, the performance of aerospace manufacturers and the Company under their long-term agreements, the difficulty in forecasting demand for titanium products, global economic and political conditions, global productive capacity for titanium, changes in product pricing and costs, the impact of long-term contracts with vendors on the ability of the Company to reduce or increase supply or achieve lower costs, the possibility of labor disruptions, fluctuations in currency exchange rates, control by certain stockholders and possible conflicts of interest, uncertainties associated with new product development, the supply of raw materials and services, changes in raw material and other operating costs (including energy costs), possible disruption of business or increases in the cost of doing business resulting from war or terrorist activities and other risks and uncertainties. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. The Company assumes no duty to update any forward-looking statements.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the internet at www.timet.com.